Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of Geocom Resources Inc. for the quarter ended March 30, 2009 as filed with the Securities and Exchange Commission on the date hereof, the undersigned, John Hiner hereby certifies, pursuant to 18 U.S.C. Section 1350 as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

1.

The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.

the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Geocom Resources Inc..

May 20, 2009

John Hiner President, CEO and Director (Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to Geocom Resources Inc. and will be retained by Geocom Resources Inc. and furnished to the Securities and Exchange Commission or its staff upon request.